UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2018

Managed Duration Investment Grade Municipal Fund

(Exact Name of Issuer as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	811-21359 (Commission File Number)	38-3684453 (I.R.S. Employer Identification Number)

200 Park Avenue
New York, New York	10166
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-1800

(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 8.01	Other Events.

The Board of Trustees (the “Board”) of Managed Duration Investment Grade Municipal Fund (the “Fund”) has determined to change the Fund’s 2018 Annual Meeting date from June 14, 2018 to July 12, 2018. The Annual Meeting will be held at 10:30 a.m. Eastern Time, at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania. The record date for the meeting of April 13, 2018 has not been changed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

Date: May 4, 2018	By: /s/ David C. Lebisky
Name: David C. Lebisky Title: Secretary